Exhibit 99.1

                                                    Ciphergen Biosystems, Inc.
                                                    6611 Dumbarton Circle
                                                    Fremont, California 94555
                                                    Toll-free: +1 888 864 3770
                                                    Tel: +1 510 505 2100
                                                    Fax: +1 510 505 2101
                                                    www.ciphergen.com

For Immediate Release:

Ciphergen Biosystems, Inc.
Sue Carruthers
Investor Relations
(510) 505 2297

     CIPHERGEN REPORTS SECOND QUARTER 2006 FINANCIAL RESULTS AND SUBSTANTIAL
                              DEVELOPMENT PROGRESS

            -Definitive Agreement Signed for Bio-Rad Laboratories to
                          Acquire Instrument Business-

             -- Multiple Proteomic Diagnostic Programs Advancing --

                   -- Conference Call Today at 5:00 p.m. ET --

Fremont, CA, August 14, 2006 - Ciphergen Biosystems, Inc. (Nasdaq: CIPH) today announced financial results for the second quarter ended June 30, 2006. In a separate press release, Ciphergen also announced that it has signed a definitive agreement for Bio-Rad Laboratories to acquire Ciphergen's proprietary proteomics instrument business which includes Ciphergen's Surface Enhanced Laser Desorption/Ionization (SELDI) technology, ProteinChip(R) Arrays and accompanying software. Bio-Rad will purchase this business for approximately $20 million in cash. In addition, Bio-Rad is making a $3 million equity investment in Ciphergen.

"Today we announced a significant strategic milestone that accelerates our transformation into a leading specialized diagnostics provider," stated Gail S. Page, President and CEO of Ciphergen. "We have a dedicated management team and the financial resources to build an exciting, attractive diagnostics business for long-term growth and sustained shareholder value."

SECOND QUARTER AND SIX-MONTH 2006 FINANCIAL RESULTS
The Company reported net revenue of $5.3 million in the second quarter of 2006, compared to $6.9 million in the second quarter of 2005. On a generally accepted accounting principles (GAAP) basis, net loss declined 18 percent to $7.7 million in the second quarter of 2006, compared to $9.4 million in the second quarter of 2005. Excluding the impact of FAS 123(R) which was adopted by Ciphergen on January 1, 2006, Ciphergen's non-GAAP net loss declined 23 percent to $7.3 million in the second quarter of 2006.

Revenue for the first half of 2006 was $12.3 million compared to $13.6 million in the first half of 2005. For the six months ended June 30, 2006, on a GAAP basis the net loss was $13.2 million, compared to $18.7 million in the same period in 2005. The net loss on a non-GAAP basis for the first half of 2006 was $12.3 million.

At June 30, 2006, the Company's cash and investments were $20.6 million, compared to $24.4 million at March 30, 2006.

RECENT HIGHLIGHTS

"In the second quarter, we obtained favorable clinical results supporting our ovarian and prostate cancer diagnostics programs, and presented favorable study results at the ASCO and AUA annual meetings. We also recruited and established a Scientific Advisory Board to help direct and prioritize our other programs for further development and commercialization," continued Ms. Page.

DEFINITIVE AGREEMENT WITH BIO-RAD LABORATORIES TO PURCHASE CIPHERGEN'S INSTRUMENT BUSINESS.

     o Bio-Rad will manufacture, sell and market the SELDI technology to the life sciences marketplace for proteomics applications, such as biomarker discovery, characterization and validation. Ciphergen will retain exclusive rights to the diagnostics market. In addition, Ciphergen will have a supply agreement with Bio-Rad to purchase SELDI instruments and consumables for the continued development of its diagnostics business. The companies will collaborate to identify SELDI customers interested in partnering with Ciphergen to commercialize biomarker discoveries.

OVARIAN CANCER DIAGNOSTIC PROGRESS.

     o At the 2006 Annual Meeting of the American Society of Clinical Oncology (ASCO) held in early June, Ciphergen announced results of the first ever large-scale multi-institutional independent validation study of biomarkers discovered through current clinical proteomics efforts. As in previous studies, an index derived from the seven markers tested demonstrated improved specificity for discriminating ovarian cancer from benign pelvic masses, as well as for the detection of early stage cancer.

     o The biomarkers demonstrated statistically significant power to differentiate ovarian cancer patients from women with benign disease (p<.00001). This study is part of a comprehensive program being conducted with several leading collaborators at The Johns Hopkins School of Medicine, the University of Texas M.D. Anderson Cancer Center, University College London, and the University of Kentucky. In addition to developing assays designed to distinguish between benign and malignant pelvic masses, studies are underway to predict recurrence of ovarian cancer and to provide additional tools to aid physicians in triaging women considered at high risk of ovarian cancer.

PROSTATE CANCER PROGRAM PROGRESS.

     o At the annual meeting of the American Urological Association (AUA) held in late May, researchers from Johns Hopkins presented data on two proprietary biomarkers that may aid in the management of prostate cancer, including detection, staging and prediction of recurrence. These markers, a fragment of protein C inhibitor (PCI) and complement factor 4 (C4a), were identified in a multi-center study of 400 men and a five-year longitudinal study following 104 patients after radical prostatectomy. These studies demonstrated that PCI provides information useful for the detection and staging of prostate cancer, and the combined use of pre-surgery PCI, PSA, and C4a is predictive of prostate cancer recurrence.

SCIENTIFIC ADVISORY BOARD (SAB).

     o The SAB will meet regularly with Ciphergen's senior management to help evaluate the Company's ongoing diagnostic programs and prioritize them towards commercialization. Members include the following distinguished members of academia and industry:

          o Robert C. Bast, Jr. MD - Vice President for Translational Research and the Harry Carothers Wiess Distinguished University Professor for Cancer Research at the University of Texas M.D. Anderson Cancer Center.
          o Daniel W. Chan, PhD, DABCC, FACR - Professor of Pathology, Oncology, Urology and Radiology, Director of Clinical Chemistry Division, Department of Pathology, and the Director, Center for Biomarker Discovery at the Johns Hopkins University School of Medicine.
          o Ian Jacobs, MD, FRCOG - Director of the Department of Gynecological Oncology and of the Institute of Women's Health at University College London.
          o Joyce G. Schwartz, MD - Vice President and Chief Laboratory Officer of Quest Diagnostics.
          o William Wallen, PhD - Senior Vice President and Chief Scientific Officer of Idexx Laboratories.

CONFERENCE CALL DETAILS

A conference call and webcast will be held today, Monday, August 14 at 5:00 p.m. ET to discuss the contents of this press release. To listen to the live webcast of the conference call, please visit the "Investors" section of the www.ciphergen.com web site. A telephonic replay of the conference call will be available two hours after the call and will be available until 7:00 p.m. on August 28, 2006. The replay number for domestic callers is 800-633-8284 and for international callers + 1 402-977-9140. The reservation number for both domestic and international callers is 21300833. In addition, an archived webcast of the conference call will be available under the "Investors" section of the company's website at www.ciphergen.com.

ABOUT CIPHERGEN

Ciphergen Biosystems, Inc. is focused on the discovery, development and commercialization of high-value, molecular diagnostic products to improve patient care. Ciphergen, along with its prestigious scientific collaborators, has ongoing diagnostic programs primarily in oncology with an initial focus in ovarian and prostate cancer. Based in Fremont, California, more information about Ciphergen can be found on the Web at www.ciphergen.com.

SAFE HARBOR STATEMENT

Note Regarding Forward-Looking Statements: This press release contains forward-looking statements. For purposes of the Private Securities Litigation Reform Act of 1995 (the "Act"), Ciphergen disclaims any intent or obligation to update these forward-looking statements, and claims the protection of the Safe Harbor for forward-looking statements contained in the Act. Examples of such forward-looking statements include statements regarding our efforts to build a specialty diagnostics business, the discovery of proteomic biomarkers that may have diagnostic value; translating any proteomic biomarkers that may be discovered into highly predictive research and clinical diagnostic assays; and the potential for our ProteinChip technology to yield useful protein biomarkers for clinical questions associated with ovarian cancer, prostate cancer and/or other diseases. Actual results may differ materially from those projected in such forward-looking statements due to various factors, including the risk that our ProteinChip technology is unable to discover, validate and/or develop protein biomarkers as diagnostic assays; the risk that we do not achieve clinical diagnostic launch milestones due to a failure to validate the performance of potential clinical assays in larger studies, an inability to translate research assays into highly reproducible commercially acceptable assays; the risk that pharmaceutical companies will not expand their use of our products and services; and the risk that we are unable to protect and promote our proprietary technologies. Investors should consult Ciphergen's filings with the Securities and Exchange Commission, including its Form 10-Q filed May 15, 2006, for further information regarding these and other risks related to the Company's business.

Ciphergen, ProteinChip and Biomarker Discovery Center are registered trademarks of Ciphergen Biosystems, Inc.

For Immediate Release:

Ciphergen Biosystems, Inc.
Sue Carruthers
Investor Relations
(510) 505 2297

                           Ciphergen Biosystems, Inc.
            Unaudited Condensed Consolidated Statements of Operations Reconciliation of GAAP to NON-GAAP Operating Results (1)
                      (in thousands, except per share data)

                                                                           Three Months Ended June 30,
                                                            ---------------------------------------------------------
                                                                               2006                          2005
                                                            ------------------------------------------   ------------
                                                                GAAP        Adjustments     Non-GAAP         GAAP
                                                            ------------   ------------   ------------   ------------
Revenue                                                     $      5,273   $          -   $      5,273   $      6,941

Cost of revenue                                                    2,948            (49)         2,899          3,583
                                                            ------------   ------------   ------------   ------------
Gross profit                                                       2,325             49          2,374          3,358
                                                            ------------   ------------   ------------   ------------

Operating expenses:
 Research and development                                          2,874            (94)         2,780          3,626
 Sales and marketing                                               3,945            (83)         3,862          4,792
 General and administrative                                        2,729           (238)         2,491          3,742
                                                            ------------   ------------   ------------   ------------
   Total operating expenses                                        9,548           (415)         9,133         12,160
                                                            ------------   ------------   ------------   ------------

Loss from continuing operations                                   (7,223)           464         (6,759)        (8,802)

Interest and other income (expense), net                            (456)             -           (456)          (537)
                                                            ------------   ------------   ------------   ------------

Loss from continuing operations before income taxes               (7,679)           464         (7,215)        (9,339)
Income tax provision (benefit) from continuing operations             56              -             56            (11)
                                                            ------------   ------------   ------------   ------------
Net loss from continuing operations                               (7,735)           464         (7,271)        (9,328)
                                                            ------------   ------------   ------------   ------------
Loss from sale of discontinued operations, net of tax                                                             (67)
                                                            ------------   ------------   ------------   ------------
Net loss                                                    $     (7,735)  $        464   $     (7,271)  $     (9,395)
                                                            ============   ============   ============   ============
Basic and diluted net loss per share                        $      (0.21)                 $      (0.20)  $      (0.32)
                                                            ============                  ============   ============
Shares used in computing basic and diluted
 net loss per share                                               36,048                        36,048         29,575
                                                            ============                  ============   ============

(1) To supplement our consolidated financial statements in accordance with generally accepted accounting principles (GAAP), we use non-GAAP measures of operating results, net loss and loss per share, which are adjusted from results based on GAAP to exclude FAS 123(R) stock-based compensation expenses. This non-GAAP financial presentation is given in part to enhance the understanding of the company's historical financial performance and comparability between periods in light of a change in accounting standards particularly since the company has not included stock-based compensation under FAS 123(R) as an expense in financial statements before. In addition, the company believes that the non-GAAP presentation to exclude stock-based compensation is relevant and useful information that will be widely used by analysts, investors and other interested parties. Further, these non-GAAP results are one of the primary indicators management uses for assessing our performance, allocating resources and planning and forecasting future periods. Accordingly, the company is disclosing this information to permit additional analysis of the company's performance. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

                           Ciphergen Biosystems, Inc.
            Unaudited Condensed Consolidated Statements of Operations Reconciliation of GAAP to NON-GAAP Operating Results (1)
                      (in thousands, except per share data)

                                                                            Six Months Ended June 30,
                                                            ---------------------------------------------------------
                                                                               2006                          2005
                                                            ------------------------------------------   ------------
                                                                GAAP        Adjustments     Non-GAAP         GAAP
                                                            ------------   ------------   ------------   ------------
Revenue                                                     $     12,337   $          -   $     12,337   $     13,589

Cost of revenue                                                    6,352            (94)         6,258          6,718
                                                            ------------   ------------   ------------   ------------
Gross profit                                                       5,985             94          6,079          6,871
                                                            ------------   ------------   ------------   ------------

Operating expenses:
 Research and development                                          5,866           (194)         5,672          7,133
 Sales and marketing                                               7,448           (186)         7,262         10,065
 General and administrative                                        5,008           (450)         4,558          7,246
                                                            ------------   ------------   ------------   ------------
   Total operating expenses                                       18,322           (830)        17,492         24,444
                                                            ------------   ------------   ------------   ------------

Loss from continuing operations                                  (12,337)           924        (11,413)       (17,573)

Interest and other income (expense), net                            (692)             -           (692)          (948)
                                                            ------------   ------------   ------------   ------------

Loss from continuing operations before income taxes              (13,029)           924        (12,105)       (18,521)
Income tax provision (benefit) from continuing operations            170              -            170            139
                                                            ------------   ------------   ------------   ------------
Net loss from continuing operations                              (13,199)           924        (12,275)       (18,660)
                                                            ------------   ------------   ------------   ------------
Loss from sale of discontinued operations, net of tax                  -              -              -            (67)
                                                            ------------   ------------   ------------   ------------
Net loss                                                    $    (13,199)  $        924   $    (12,275)  $    (18,727)
                                                            ============   ============   ============   ============
Basic and diluted net loss per share                        $       0.37                  $      (0.34)  $      (0.63)
                                                            ============                  ============   ============
Shares used in computing basic and diluted
 net loss per share                                               36,024                        36,024         29,524
                                                            ============                  ============   ============

(1) To supplement our consolidated financial statements in accordance with generally accepted accounting principles (GAAP), we use non-GAAP measures of operating results, net loss and loss per share, which are adjusted from results based on GAAP to exclude FAS 123(R) stock-based compensation expenses. This non-GAAP financial presentation is given in part to enhance the understanding of the company's historical financial performance and comparability between periods in light of a change in accounting standards particularly since the company has not included stock-based compensation under FAS 123(R) as an expense in financial statements before. In addition, the company believes that the non-GAAP presentation to exclude stock-based compensation is relevant and useful information that will be widely used by analysts, investors and other interested parties. Further, these non-GAAP results are one of the primary indicators management uses for assessing our performance, allocating resources and planning and forecasting future periods. Accordingly, the company is disclosing this information to permit additional analysis of the company's performance. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

                           Ciphergen Biosystems, Inc.
                 Unaudited Condensed Consolidated Balance Sheets
                                 (in thousands)

                                                      June 30,     December 31,
                                                        2006         2005 (1)
                                                    ------------   ------------
ASSETS
Current assets:
 Cash and cash equivalents                          $     20,576   $     25,738
 Short term investment                                         -          2,240
 Accounts receivable, net                                  4,185          5,828
 Inventories                                               4,661          5,594
 Prepaid expenses and other current assets                 1,798          1,746
                                                    ------------   ------------
   Total current assets                                   31,220         41,146

Property, plant and equipment, net                         5,910          7,320
Goodwill and other intangible assets, net                  2,131          2,493
Other long term assets                                     1,691          1,852
                                                    ------------   ------------
   Total assets                                     $     40,952   $     52,811
                                                    ============   ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                                   $      1,647   $      3,188
 Accrued liabilities                                       6,212          6,298
 Current portion of deferred revenue                       3,753          4,132
 Current portion of capital lease obligations                 22             21
 Current portion of long term debt                             -            377
                                                    ------------   ------------
   Total current liabilities                              11,634         14,016

Deferred revenue, net of current portion                     439            508
Capital lease obligations, net of current portion             16             28
Long term debt owed to related party                       5,000          2,500
Convertible senior notes, net of discount                 28,851         28,586
Other long term liabilities                                  539            650
                                                    ------------   ------------
   Total liabilities                                      46,479         46,288
                                                    ------------   ------------

Stockholders' equity:
 Common stock                                                 36             36
 Additional paid in capital                              203,509        202,485
 Accumulated other comprehensive loss                        (79)          (204)
 Accumulated deficit                                    (208,993)      (195,794)
                                                    ------------   ------------
   Total stockholders' equity                             (5,527)         6,523
                                                    ------------   ------------
   Total liabilities and stockholders' equity       $     40,952   $     52,811
                                                    ============   ============

(1) The condensed consolidated balance sheet at December 31, 2005 has been derived from the audited consolidated financial statements at that date included in the Company's Form 10-K for the fiscal year ended December 31, 2005.